Fees Summary	Aug. 15, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 196,650,000
Previously Paid Amount	0
Total Fee Amount	29,025.54
Total Offset Amount	0
Net Fee	$ 29,025.54